American Funds® Developing World Growth and Income Fund
Investment portfolio
February 28, 2023
unaudited

Common stocks 92.28% Financials 23.54%	Shares	Value (000)
Ping An Insurance (Group) Company of China, Ltd., Class H	11,151,644	$75,723
Hana Financial Group, Inc.	1,484,872	50,945
AIA Group, Ltd.	4,629,400	49,099
Industrial and Commercial Bank of China, Ltd., Class H	62,910,100	31,417
Bank Central Asia Tbk PT	51,969,900	29,819
Bank Mandiri (Persero) Tbk PT	43,978,953	28,839
Postal Savings Bank of China Co., Ltd., Class H	45,914,000	27,551
HDFC Bank, Ltd.	1,209,182	23,397
ICICI Bank, Ltd.	1,600,541	16,551
ICICI Bank, Ltd. (ADR)	263,767	5,455
Patria Investments, Ltd., Class A	1,261,854	20,013
Kotak Mahindra Bank, Ltd.	943,072	19,727
Halyk Savings Bank of Kazakhstan OJSC (GDR)[1]	907,400	10,163
Halyk Savings Bank of Kazakhstan OJSC (GDR)	775,837	8,689
Discovery, Ltd.[2]	1,989,939	16,226
Standard Bank Group, Ltd.	1,204,170	12,037
Erste Group Bank AG	289,775	11,396
Guaranty Trust Holding Co. PLC	307,903,264	9,946
Nova Ljubljanska Banka dd (GDR)	601,600	9,449
Banco Bilbao Vizcaya Argentaria, SA	1,066,204	8,315
Bank of Baroda	2,972,400	5,717
TISCO Financial Group PCL, foreign registered shares	1,309,000	3,828
KB Financial Group, Inc.	75,321	2,920
City Union Bank, Ltd.	1,305,600	2,187
HDFC Life Insurance Company, Ltd.	338,644	2,002
360 ONE WAM, Ltd.	52,988	1,105
Sberbank of Russia PJSC[2,3]	17,138,527	—[4]
Moscow Exchange MICEX-RTS PJSC[2,3]	2,020,003	—[4]
TCS Group Holding PLC (GDR)[1,2,3]	326,069	—[4]
TCS Group Holding PLC (GDR)[2,3]	9,293	—[4]
		482,516
Communication services 13.85%
NetEase, Inc.	2,381,600	36,743
NetEase, Inc. (ADR)	186,210	14,457
TIM SA	17,296,617	40,504
Singapore Telecommunications, Ltd.	21,835,100	38,377
Tencent Holdings, Ltd.	639,602	27,998
PT Surya Citra Media Tbk	1,455,690,100	20,618
MTN Group, Ltd.	2,457,504	19,378
Bharti Airtel, Ltd.	2,119,916	19,034
América Móvil, SAB de CV, Series L (ADR)	888,488	18,285
Airtel Africa PLC	10,984,800	15,935
Sea, Ltd., Class A (ADR)[2]	183,473	11,465
KT Corp.	436,291	10,040
Telefônica Brasil SA, ordinary nominative shares	871,971	6,485
American Funds Developing World Growth and Income Fund — Page 1 of 7

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Indus Towers, Ltd.	1,711,200	$3,538
Megacable Holdings, SAB de CV, ordinary participation certificates	374,282	962
Yandex NV, Class A2,3	914,033	—[4]
		283,819
Health care 10.61%
BeiGene, Ltd. (ADR)[2]	262,337	58,929
BeiGene, Ltd.[2]	276,600	4,704
Hypera SA, ordinary nominative shares	5,429,055	43,190
Jiangsu Hengrui Medicine Co., Ltd., Class A	6,844,669	42,906
Innovent Biologics, Inc.[2]	4,931,000	23,934
Rede D’Or Sao Luiz SA	4,135,805	20,184
Fleury SA, ordinary nominative shares	2,346,722	6,361
Legend Biotech Corp. (ADR)[2]	135,713	6,267
Zai Lab, Ltd. (ADR)[2]	160,400	5,959
OdontoPrev SA, ordinary nominative shares	1,978,359	4,361
Diagnósticos da América SA	345,693	610
		217,405
Consumer discretionary 9.76%
Midea Group Co., Ltd., Class A	3,858,551	29,170
Galaxy Entertainment Group, Ltd.	4,015,000	26,701
MakeMyTrip, Ltd., non-registered shares[2]	969,585	25,132
Alibaba Group Holding, Ltd.[2]	1,618,200	17,832
H World Group, Ltd. (ADR)	337,508	15,988
Trip.com Group, Ltd. (ADR)[2]	364,210	12,948
Magazine Luiza SA2	16,980,159	11,643
MercadoLibre, Inc.[2]	9,425	11,498
Bloomberry Resorts Corp.[2]	66,381,500	10,962
Li Ning Co., Ltd.	1,081,000	9,193
Momo.com, Inc.	318,260	8,293
Coupang, Inc., Class A2	439,225	6,812
Astra International Tbk PT	11,132,700	4,453
China Tourism Group Duty Free Corp., Ltd., Class A	137,090	3,903
Kering SA	5,421	3,182
Meituan, Class B2	66,870	1,159
Americanas SA, ordinary nominative shares[2]	5,604,585	1,071
		199,940
Information technology 8.58%
Taiwan Semiconductor Manufacturing Company, Ltd.	4,884,600	81,919
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	176,670	15,383
Tokyo Electron, Ltd.	72,700	24,941
Coforge, Ltd.	292,120	15,190
ASML Holding NV	18,101	11,181
Kingdee International Software Group Co., Ltd.[2]	3,455,700	6,436
Samsung Electronics Co., Ltd.	130,687	5,985
Genpact, Ltd.	124,429	5,939
Vanguard International Semiconductor Corp.	1,597,800	4,851
Infosys, Ltd. (ADR)	229,896	4,124
		175,949
American Funds Developing World Growth and Income Fund — Page 2 of 7

unaudited
Common stocks (continued) Consumer staples 6.98%	Shares	Value (000)
Indofood CBP Sukses Makmur Tbk PT	43,386,000	$28,806
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	11,965,704	24,008
Philip Morris International, Inc.	156,694	15,246
KT&G Corp.	181,246	12,149
Kweichow Moutai Co., Ltd., Class A	39,773	10,396
Varun Beverages, Ltd.	630,841	9,926
First Pacific Co., Ltd.	28,805,033	9,651
Godrej Consumer Products, Ltd.[2]	768,276	8,581
Fomento Económico Mexicano, SAB de CV	589,800	5,443
Coca-Cola HBC AG (CDI)	191,900	4,910
Carlsberg A/S, Class B	31,300	4,429
ITC, Ltd.	969,073	4,416
Dabur India, Ltd.	616,715	3,973
Foshan Haitian Flavouring and Food Co., Ltd., Class A	101,320	1,200
X5 Retail Group NV (GDR)[2,3]	100,496	—[4]
		143,134
Industrials 5.99%
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	2,254,685	42,881
Airbus SE, non-registered shares	147,446	19,341
International Container Terminal Services, Inc.	4,925,570	17,780
InPost SA2	1,388,479	11,511
Haitian International Holdings, Ltd.	3,304,000	8,629
AirTAC International Group	224,700	7,928
CCR SA, ordinary nominative shares	2,287,172	4,801
DKSH Holding AG	43,800	3,560
Quess Corp., Ltd.	572,443	2,448
Wizz Air Holdings PLC[2]	74,700	2,318
Contemporary Amperex Technology Co., Ltd., Class A	27,460	1,598
		122,795
Energy 4.44%
AKR Corporindo Tbk PT	288,249,700	26,179
Galp Energia, SGPS, SA, Class B	2,116,398	25,877
TotalEnergies SE	405,373	25,113
TechnipFMC PLC[2]	353,257	5,401
INPEX Corp.	455,200	4,791
Reliance Industries, Ltd.	133,100	3,739
Gazprom PJSC[3]	4,615,160	—[4]
Rosneft Oil Co. PJSC[3]	705,296	—[4]
		91,100
Utilities 4.20%
China Resources Gas Group, Ltd.	7,288,100	30,733
ENN Energy Holdings, Ltd.	1,804,600	25,635
Enel Chile SA	267,636,342	12,058
Power Grid Corporation of India, Ltd.	3,792,455	10,196
AES Corp.	298,669	7,371
		85,993
Materials 2.60%
China Resources Cement Holdings, Ltd.	28,134,000	15,125
Vale SA, ordinary nominative shares	438,417	7,145
Vale SA (ADR), ordinary nominative shares	430,835	7,040
Sociedad Química y Minera de Chile SA, Class B (ADR)	112,103	9,949
American Funds Developing World Growth and Income Fund — Page 3 of 7

unaudited
Common stocks (continued) Materials (continued)	Shares	Value (000)
Barrick Gold Corp.	461,754	$7,444
Fresnillo PLC	592,800	5,443
Loma Negra Compania Industrial Argentina SA (ADR)	180,800	1,219
Alrosa PJSC[2,3]	9,682,504	—[4]
		53,365
Real estate 1.73%
Prologis Property Mexico, SA de CV, REIT	3,850,722	14,122
Longfor Group Holdings, Ltd.	4,019,000	11,469
Aliansce Sonae Shopping Centers SA, ordinary nominative shares	2,998,786	9,783
		35,374
Total common stocks (cost: $1,828,015,000)		1,891,390
Preferred securities 2.81% Financials 1.42%
Banco Bradesco SA, preferred nominative shares	11,633,399	29,064
Information technology 0.82%
Samsung Electronics Co., Ltd., nonvoting preferred shares	415,797	16,780
Materials 0.57%
Gerdau SA, preferred nominative shares	2,155,114	11,785
Total preferred securities (cost: $60,879,000)		57,629
Rights & warrants 0.04% Consumer discretionary 0.04%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,2]	103,800	785
Total rights & warrants (cost: $780,000)		785
Bonds, notes & other debt instruments 0.56% Bonds & notes of governments & government agencies outside the U.S. 0.56%	Principal amount (000)
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[5]	USD21,990	7,175
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[5]	13,765	4,357
		11,532
Total bonds, notes & other debt instruments (cost: $11,942,000)		11,532
Short-term securities 4.24% Money market investments 4.24%	Shares
Capital Group Central Cash Fund 4.66%[6,7]	869,839	86,984
Total short-term securities (cost: $86,980,000)		86,984
Total investment securities 99.93% (cost: $1,988,596,000)		2,048,320
Other assets less liabilities 0.07%		1,353
Net assets 100.00%		$2,049,673
American Funds Developing World Growth and Income Fund — Page 4 of 7

unaudited
Investments in affiliates7

	Value of affiliate at 12/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 2/28/2023 (000)	Dividend income (000)
Short-term securities 4.24%
Money market investments 4.24%
Capital Group Central Cash Fund 4.66%[6]	$59,948	$134,676	$107,653	$12	$1	$86,984	$566

[1]
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the
U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,948,000, which represented .53% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Step bond; coupon rate may change at a later date.
[6]	Rate represents the seven-day yield at 2/28/2023.
[7]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
American Funds Developing World Growth and Income Fund — Page 5 of 7

unaudited
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The table on the following page presents the fund’s valuation levels as of February 28, 2023 (dollars in thousands):
American Funds Developing World Growth and Income Fund — Page 6 of 7

unaudited
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$482,516	$—	$—*	$482,516
Communication services	283,819	—	—*	283,819
Health care	217,405	—	—	217,405
Consumer discretionary	199,940	—	—	199,940
Information technology	175,949	—	—	175,949
Consumer staples	143,134	—	—*	143,134
Industrials	122,795	—	—	122,795
Energy	91,100	—	—*	91,100
Utilities	85,993	—	—	85,993
Materials	53,365	—	—*	53,365
Real estate	35,374	—	—	35,374
Preferred securities	57,629	—	—	57,629
Rights & warrants	—	785	—	785
Bonds, notes & other debt instruments	—	11,532	—	11,532
Short-term securities	86,984	—	—	86,984
Total	$2,036,003	$12,317	$—*	$2,048,320
*
Amount less than one thousand.
Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
REIT = Real Estate Investment Trust
USD = U.S. dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
MFGEFP1-100-0423O-S89825
American Funds Developing World Growth and Income Fund — Page 7 of 7